SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K
 ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2007

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443, 333-64879	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: Madhu Philips

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01	Other Events

Structured Asset Trust Unit Repackagings (SATURNS), SAFECO Capital Security Backed Series 2002-5 Trust (the “Trust”) (New York Stock Exchange Ticker Symbol “MJO”) has liquidated its assets and terminated. Settlement of the securities held by the Trust occurred on July 16, 2007, and a liquidation distribution was made with respect to the Units of the Trust on July 16, 2007.

The amount of the distribution on the Units was $26.03 per Unit, representing the full Unit Principal Balance of the Units plus accrued interest in respect of the Units through and excluding July 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 18, 2007

MS STRUCTURED ASSET CORP.
(Registrant)

By: /s/ Madhu Philips
Name:	Madhu Philips
Title:	Vice President